Oppenheimer Money Fund/VA
Supplement dated April 30, 2009 to the
Prospectus dated April 30, 2009

This supplement amends the Prospectus of Oppenheimer Money Fund/VA (the “Fund”) dated April 30, 2009 by adding the following:

The Fund's Board of Trustees has elected for the Fund to participate in the Temporary Guarantee Program for Money Market Funds (the “Program”) established by the U.S. Treasury Department. The Treasury Department has accepted the Fund’s application to participate in the Program and entered into a Guarantee Agreement with the Fund dated as of September 19, 2008. The Fund has also notified the Treasury Department of its intent to continue its participation in the Program through September 18, 2009.

Under the Program, shareholders of the Fund as of the close of business on September 19, 2008, may be guaranteed against loss in the event that the Fund’s net asset value falls below $0.995. The Program applies only to shareholders of record as of the close of business on September 19, 2008. The number of shares covered by the Program will be the lesser of (a) the number of shares of the Fund owned by the shareholder on September 19, 2008 or (b) the number of shares owned by the shareholder on the date the Fund’s net asset value falls below $0.995. If the number of shares of the Fund you hold after September 19, 2008, fluctuates during the Program period due to purchases or redemptions of shares, any shares in excess of the amount held as of the close of business on September 19, 2008, will not be covered.

To be entitled to payments under the Program, an investor must have held shares of the Fund both on September 19, 2008, and if the Fund’s net asset value per share were to fall below $0.995 per share during the time period covered by the Program, on that date as well. In addition, the Fund’s Board of Trustees must take prompt action to liquidate the Fund and the Fund must comply with other requirements of the Program. Upon liquidation of the Fund, a covered shareholder would receive the liquidation value per share of the Fund and thereafter would receive a payment for each covered share equal to the shortfall between the liquidation proceeds and $1.00 per share. Guarantee payments to all participants in the Program will not exceed the amount available in the U.S. Government’s Exchange Stabilization Fund at the time of such payments. As of September 19, 2008, the Exchange Stabilization Fund was valued at approximately $50 billion, and there is no commitment by the government to increase that amount if it is depleted by claims.

The Program’s initial period was for a three month term from September 19, 2008, through December 18, 2008. The Treasury Secretary elected to extend the Program from December 19, 2008 through April 30, 2009, and again from May 1, 2009, to September 18, 2009. The Fund has elected to participate in the Program through September 18, 2009. The Program cannot be extended beyond September 18, 2009. The Fund paid a fee to participate in the Program’s initial term in the amount equal to 0.01% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid an additional fee to continue its participation in the Program through April 30, 2009 in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008. The Fund paid an additional fee to continue its participation in the Program through September 18, 2009, in the amount of 0.015% of the Fund’s net assets as of the close of business on September 19, 2008.

Further information about the Program can be obtained on the web site of the Treasury Department at www.ustreas.gov ..

April 30, 2009                                        PS0660.005